UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 8, 2021
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA 95054
(Address of principal executive offices)    (Zip Code)

(650) 584-2700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 8, 2021, eHealth, Inc. held a conference call discussing our financial results for our third quarter, ended September 30, 2021 (the “Conference Call”). Notice of the Conference Call was provided to interested persons by press release dated October 19, 2021, and access was provided by webcast or telephone in a Regulation FD compliant manner.

During the question and answer portion of our Conference Call, our chief executive officer unintentionally stated that Medicare enrollments were nearly 50% higher to date during this Medicare annual enrollment period (running from October 15, 2021 to December 7, 2021) versus the same period last year. In fact, it is our unassisted online Medicare Advantage and Medicare Supplements enrollments that are more than 50% higher during this annual enrollment period to date compared to the same period last year. Our updated 2021 guidance that we provided on the Conference Call and in our earnings release for the quarter ended September 30, 2021 does not assume that Medicare enrollments are 50% higher versus the same period last year.

This Current Report on Form 8-K is being furnished solely to satisfy the requirements of Regulation FD. We do not intend and assume no obligation to update this information or release similar information in the future.

The information in Item 7.01 of this Current Report on Form 8-K is intended to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. Except as shall be expressly set forth by specific reference in such filing, the information contained herein shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by us, whether made before or after the date hereof, regardless of any general incorporation language in such filing. This Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely by Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	November 10, 2021	/s/ Christine Janofsky
Christine Janofsky Chief Financial Officer (Principal Financial Officer)